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                         FIRST UNITED BANCSHARES, INC.

PROXY


    The undersigned hereby appoints James V. Kelley and John E. Burns, or either of them acting in the absence of the other, as attorneys and proxies of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of First United Bancshares, Inc. ("First United") to be held on December 17, 1997 at 2:00 p.m. local time at the First National Bank Building, Main and Washington Streets, El Dorado, Arkansas and at any adjournment or adjournments thereof and to vote all shares of stock of First United held of record by the undersigned:



1. Approval of the Agreement and Plan of Reorganization which provides for the merger of City Bank & Trust of Shreveport with a newly created wholly-owned subsidiary of First United.


      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

2. In their discretion on such other matters as may properly come before the meeting.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

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THIS PROXY WILL BE VOTED AS DIRECTED BUT, WHERE NO DIRECTION IS GIVEN, IT WILL
BE VOTED "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION, FOR THE PROPOSED AMENDMENT TO ARTICLE SEVENTH OF FIRST UNITED'S ARTICLES OF INCORPORATION AND FOR THE PROPOSED AMENDMENT TO ARTICLE TENTH OF FIRST UNITED'S ARTICLES OF INCORPORATION. A COPY OF THE PROXY STATEMENT HAS BEEN RECEIVED BY THE UNDERSIGNED.

                                                  DATED:

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                                                  Signature

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                                                  Signature

                                                  PLEASE SIGN EXACTLY AS NAME(S)
                                                  APPEAR(S) HEREON AND RETURN
                                                  PROMPTLY IN THE ENCLOSED
                                                  ENVELOPE. WHEN SIGNING AS
                                                  ATTORNEY, EXECUTOR,
                                                  ADMINISTRATOR, TRUSTEE,
                                                  GUARDIAN OR CORPORATE
                                                  OFFICIAL, PLEASE GIVE YOUR
                                                  TITLE AS SUCH.

                                                  [ ] PLEASE CHECK IF YOU PLAN
                                                      TO ATTEND THIS MEETING.

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